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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 30, 1998.


                      BOSTON CELTICS LIMITED PARTNERSHIP II
           (FORMERLY KNOWN AS BOSTON CELTICS LIMITED PARTNERSHIP)
           (Exact name of registrant as specified in its charter)



      DELAWARE                         19234                          04-2936516
(State of Other                (Commission File Number)         (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                                151 MERRIMAC STREET
                                 BOSTON, MA 02114
                       (Address of Principal Executive Offices)

                                  (617-523-6050)
                  (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.
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     1.   Name Change.

          Effective June 30, 1998, the Certificate of Limited Partnership of the Registrant was amended to change the name of the Registrant from Boston Celtics Limited Partnership to Boston Celtics Limited Partnership II. Such action was taken by the Registrant's General Partner pursuant to its authority as General Partner under the Registrant's Amended and Restated Agreement of Limited Partnership. The Certificate of Amendment of Certificate of Limited Partnership of Boston Celtics Limited Partnership was filed with the Secretary of State of the State of Delaware on June 29, 1998.


     2.   Press Release Respecting Reorganization.

          On June 30, 1998, Boston Celtics Limited Partnership announced the consummation of its reorganization, pursuant to which Boston Celtics Limited Partnership II will list for trading its 6% Subordinated Debentures due 2038, a copy of Boston Celtics Limited Partnership's press release is attached to this Form 8-K as Exhibit 99. For further information regarding the reorganization, see the Registrant's Registration Statement on Form S-4 (File No. 333-50367).



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1      Text of press release, dated June 30, 1998.


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                                        SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 30, 1998



                                    BOSTON CELTICS LIMITED PARTNERSHIP II

                                    BY:   BCLP II GP, Inc., its General Partner

                                    BY: /s/ Richard G. Pond
                                        ------------------------------------
                                        NAME: Richard G. Pond
                                        TITLE: Chief Financial Officer



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                         EXHIBIT INDEX

   EXHIBIT NO.              DOCUMENT                  SEQUENTIALLY NUMBERED PAGE
   -----------              --------                  --------------------------
    99               Press Release, dated June 30,
                     1998.







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